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                                                                    Exhibit 99.1

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        ACQUISITION OF SEARS' CREDIT CARD AND FINANCIAL PRODUCTS BUSINESS


                            TRANSACTION CLOSE UPDATE

                                NOVEMBER 10, 2003

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TRANSACTION RATIONALE

- POWERFUL, LOW COST ACQUISITION CHANNEL
   - Over 2,700 distribution points in U.S.
   - 4 MM+ account originations per year
   - Credit portfolio is well integrated:
     accounts for 40%+ of retail sales (51% in hardlines)

- COMPELLING ECONOMICS
   - Accretive in first year

- LARGE, EMBEDDED CUSTOMER BASE
   - 64 MM card customers
   - 60% of U.S. households are active Sears customers with substantial Hispanic customer base (18% of total)

- ATTRACTIVE PARTNERSHIP
   - Sears is the leading retailer in the U.S. in key categories: home appliances, tools, tires, power and garden

- SUBSTANTIAL OPPORTUNITIES TO IMPROVE PERFORMANCE
   - Expense and funding synergies
   - Credit: applying best-in-class risk and decision management skills
   - Cross-sell other financial products and services

- CONSISTENT WITH GROWTH STRATEGY
   - Leadership in bankcard and private label
   - Enhancing scale advantage

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[CHART]

ENHANCES CITIGROUP CARDS LEADERSHIP POSITION
--------------------------------------------
TOTAL MANAGED RECEIVABLES - 3Q03 ($B)

                          Total ($B)
Citi(1)                   $165.9 ($137.3 + $28.6 Sears)
MBNA(2)                   $112.8
Bank One                   $74.2
Capital One(2)             $67.3
Chase                      $50.9
Discover                   $50.0
Bank of America/Fleet      $48.4
HSBC(3)                    $35.3
GE                         $26.2
Providian                  $16.9

1. Pro Forma basis includes Global Cards and Home Depot (Actual at 9/30/03); Sears as of 11/3/2003 (gross receivables)
2. MBNA and Capital One include other non-card receivables of $11.8 billion and $8.6 billion, respectively
3. As of Q2 2003
Source: Company Reports; The Nilson Report

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TRANSACTION REVIEW

  CLOSING BALANCE:  - $28.6 B OF GROSS RECEIVABLES
                    - EXCLUDES $295 MM OF RECEIVABLES ($273 MM BK; $22 MM FRAUD)
                    - EXCLUDES $272 MM DAC


      UPFRONT CASH  - $3.2B
          PAYMENT:     - $2.9 B premium on gross receivables
                       - $0.3 B book value of fixed / other assets


TOTAL GOODWILL AND INTANGIBLES:  - $5.8B


       PERFORMANCE  - ANNUAL PAYMENTS OVER 10 YEARS BASED ON NEW ACCOUNTS,
         PAYMENTS:    RETAIL SALES VOLUME AND FINANCIAL PRODUCT SALES


         MARKETING  - ANNUAL PAYMENTS OVER 10 YEARS CONSISTING OF IN-STORE CARD
          SUPPORT:    PROMOTIONAL EVENTS, NEW ACCOUNT BOUNTIES AND CO-BRAND
                      REWARDS

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TRANSACTION DETAIL - PAYMENT TO SEARS

GROSS PORTFOLIO ACQUIRED                              $  28.6 B

CASH PREMIUM                                          $   2.9 B

OTHER NET ASSETS ACQUIRED                             $   0.3 B
                                                      ---------

SUB-TOTAL                                             $  31.8 B

LESS: EXISTING SECURITIZATION DEBT
      AND OTHER LIABILITIES                           $ (10.4 B)
                                                      ---------

PAYMENT TO SEARS                                      $  21.4 B
                                                      ---------
                                                      ---------

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SEARS PORTFOLIO COMPOSITION

[CHART]

       PRIVATE                              "OUT-OF-MARKET"                             "IN-MARKET"
        LABEL                                 MASTERCARD                                MASTERCARD                         TOTAL
     58% ($16.6B)                             5% ($1.4B)                                37% ($10.6B)                      $28.6B*
35 MM ACCOUNTS                  2 MM ACCOUNTS                                   27 MM ACCOUNTS

- Well-seasoned file            - Primarily originated through direct           - Primarily converted from
                                  mail / non-POS sources                          PL portfolio (2001 - 2002)
- 79% of accounts
  open over 3 years             - High loss rates                               - Losses increasing in short-term
                                                                                  post conversion due to
- Balance-weighted average      - Anticipate portfolio run-off/liquidation        normal portfolio seasoning
  life of 11 years                over 36+ months

- Stable loss performance

* Gross Receivables

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FFIEC COMPLIANCE

[CHART]

                        SEARS PORTFOLIO LOSS PERFORMANCE
                          CO-INCIDENT NCL RATE (% ANR)

                                       3Q01          3Q02            3Q03
"OUT-OF-MARKET" FILE                   0.5%          7.2%            13.7%
 TOTAL PORTFOLIO                       5.6%          5.6%             7.6%

                                 CREDIT POLICIES

                                           SEARS                                      CITIGROUP
CONTRACTUAL WRITE-OFFS          - 240 Days                               - 180 Days

BANKRUPTCIES                    - 60-90 days from creditor meeting       - Electronic notification +10 days

RE-AGING                        - Not FFIEC Compliant                    - FFIEC Compliant

- FFEIC CONFORMANCE RESULTS IN AN INITIAL APPROXIMATELY 300 BPS INCREASE IN SEARS PORTFOLIO LOSS RATES

- SEARS TRUST WILL BE SHIELDED FROM IMPACT OF FFIEC CONFORMANCE BY REMOVAL OF AFFECTED ACCOUNTS

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CREDIT MANAGEMENT

                              STEPS TAKEN BY SEARS

- TIGHTENED UNDERWRITING CRITERIA AND SCORE CUT-OFFS

- SCALED BACK CONVENIENCE CHECKS

- REDUCED CONTINGENT EXPOSURE ON INACTIVE BANKCARD ACCOUNTS

- UTILIZED SEARS MERCHANDISE REWARDS TO MITIGATE ADVERSE CUSTOMER REACTION

                      ADDITIONAL OPPORTUNITY: LEVERAGE CITI
                     CARDS LEADING CREDIT MANAGEMENT SKILLS

- ENHANCE COLLECTION SKILLS AND PRODUCTIVITY

- EXPAND PAYMENT ALTERNATIVES

- REDEVELOP PROPRIETARY MODELS FOR NEW ACCOUNT UNDERWRITING AND PORTFOLIO
  ACTIONS

- OPTIMIZE LINE ASSIGNMENT AND MANAGEMENT OF CONTINGENT LIABILITY


                        ESTIMATE ~100-200 BPS IMPROVEMENT
                     IN PORTFOLIO NCL RATE OVER THREE YEARS

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PORTFOLIO INTEGRATION

OPERATING PLATFORM PROFILE:

- 17 CREDIT CARD SITES

- 5,800 FTE

- TOTAL SYSTEMS OPERATING PLATFORM

- EXPENSE RATIO OF ~4%

[GRAPHIC]

EXPENSE OPPORTUNITIES:

- RAPIDLY INTEGRATE PROCESSES

- RENEGOTIATE VENDOR CONTRACTS

- EVALUATE PROCESSING PLATFORM

- INCREASE PRODUCTIVITY OF CUSTOMER CONTACT STAFF

- LEVERAGE UTILITY FUNCTIONS AND SCALE ECONOMIES TO LOWER UNIT COSTS

                       ESTIMATE EXPENSE SYNERGIES TO LOWER
               SEARS' UNIT COST BY APPROXIMATELY 25% OVER THREE YEARS

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ATTRACTIVE PARTNERSHIP

                          SEARS - POWERFUL DISTRIBUTION

- 2,700+ DISTRIBUTION POINTS IN U.S.

- 60% OF U.S. HOUSEHOLDS ARE SEARS CUSTOMERS

- #1 RETAILER IN KEY PRODUCT CATEGORIES
   - Home appliances (Kenmore)
   - Tools (Craftsman)
   - Power & Garden

- 40% SHARE OF U.S. WHITE GOODS MARKET

- 20% SHARE IN POWER TOOLS CATEGORIES

- LARGEST ON-LINE APPAREL RETAILER (LANDS' END)

                       SUBSTANTIAL LEVERAGE OPPORTUNITIES

- CAPTIVE, INEXPENSIVE ACCOUNT ACQUISITION CHANNEL --> 4MM+ ACCOUNTS PER YEAR

- INCREASE ACQUISITIONS THROUGH NEW PRODUCT AND DISTRIBUTION OPPORTUNITIES

   - Large-ticket purchases
   - Soft-goods lines (e.g. Lands' End)
   - Sears' automotive centers

- LEVERAGE SEARS DISTRIBUTION TO CROSS-MARKET OTHER CITIGROUP PRODUCTS AND SERVICES

   - Potential for ATM / retail banking product availability in Sears stores
   - Money transfers into Mexico

              UNIQUE CUSTOMER ACQUISITION OPPORTUNITY FOR CITIGROUP

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

IMPROVING FINANCIAL PERFORMANCE

- IMPROVE CREDIT MANAGEMENT

- REDUCE EXPENSE BASE TO CITI CARDS LEVELS

- LOWER FUNDING COSTS

- INCREASE CUSTOMER ACQUISITION AND CARD USAGE

[GRAPHIC]

% OF GROSS RECEIVABLES    2004 E                      2006+ E
NET INCOME                ~0.5% - 1%        -->       ~2% - 3%

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

SUMMARY

- ATTRACTIVE PORTFOLIO

- FINANCIALLY ATTRACTIVE TRANSACTION

  - Modestly accretive in first year

  - Opportunity to leverage best-in-class capabilities to improve performance

- ACCESS TO BROADER GROWTH OPPORTUNITY

- CONSISTENT WITH GROWTH STRATEGY

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

[GRAPHIC]

NEW PRIVATE LABEL DISCLOSURE FOR 4Q03
-------------------------------------
NORTH AMERICA CARDS KEY INDICATORS


FOR PRIVATE LABEL PORTFOLIO:
 - END OF PERIOD MANAGED RECEIVABLES
 - MANAGED NET INTEREST REVENUE
   % of Avg. Managed Receivables
 - MANAGED NET CREDIT LOSSES
 - COINCIDENT MANAGED NCL RATIO
 - LOANS 90+ DAYS PAST DUE
   % of Managed Receivables

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

Certain statements in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroups's filings with the Securities and Exchange Commission.

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